Law Offices
                                 RUDNICK & WOLFE
                A Partnership Including Professional Corporations
                             101 East Kennedy Blvd.
                                   Suite 2000
                            Tampa, Florida 33602-5133



                                 DAVID A. BEYER



                                               April 8, 1997


First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005-4297

                  Re:      First Investors Multi-State Insured Tax Free Fund

Gentlemen:

         We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                               Sincerely yours,

                                               RUDNICK & WOLFE

                                               /s/David A. Beyer
                                                  David A. Beyer